                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             ---------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)        03/16/98



       The Money Store Business Loan Backed Certificates, Series 1997-I
       ----------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



             New Jersey               333-20817             91-186-4388
             ----------               ---------             -----------
             State or other           (Commission           (IRS Employer
             jurisdiction of          File Number)          ID Number)
             incorporation)


             2840  Morris  Avenue,  Union,  New  Jersey             07083
             ------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,
             including area code:                              908-686-2000
                                                               ------------

                                           n/a
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

             Item 5          Other Events
                             ------------

                Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to Remittance Date of:
      03/16/98

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.


                                      By: /s/ Harry Puglisi
                                          ----------------------------------
                                      Name:  Harry Puglisi
                                      Title:  Treasurer



      Dated: 03/31/98

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

                 SERVICER'S  CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT
     DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC.
     REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE MARCH
     11, 1998 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                                 $471,777.73


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                         67,693,111.12

    (B)  AGGREGATE CLASS M CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                          6,446,963.00

    (C)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                          6,446,963.00

    (D)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                           80,587,037.12


3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                                   0

    (B)  DOLLARS                                                                           0.00


4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                  0.00


5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                               85,414.41


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                                            635,961.67


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                         0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                   0.00


8.  DELINQUENCY AND FORECLOSURE INFORMATION
                (SEE  EXHIBIT  K)


9.  (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD                          0.00

    (B)   THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                                  0.00

10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                       361,029.90
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                             0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT         13,902.90
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                   374,932.80
                                                                                     4.95942857
     (B)  CLASS M INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                        36,801.30
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                             0.00
          (iii) CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT          1,417.30
     ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                    38,218.60
                                                                                     5.30813889
     (C)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                        38,144.40
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                             0.00
          (iii) CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT          1,469.04
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                    39,613.44
                                                                                     5.50186667

     (D)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL          71,748.11
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                    0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN              0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                 0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                            0.00
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                      71,748.11
                                                                                     0.94904907
     (E)  CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL          6,833.15
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                        0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                   0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN             0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                           0.00
     TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                       6,833.15
                                                                                     0.94904861
     (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL           6,833.15
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                    0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN              0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                 0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                            0.00
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                       6,833.15
                                                                                     0.94904861


11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
          AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                    0.00

     (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
          CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                               0.00

     (C)  THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                            0.00

     (D)  PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                            0.00



12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                 67,621,363.01
                                                                           894.46247368
     (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                  6,440,129.85
                                                                           894.46247917
     (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                  6,440,129.85
                                                                           894.46247917
     (D)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                               80,501,622.71
                                                                           894.46247456

13.  (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                            225,509.40

     (B)  EXTRA INTEREST TO BE DISTRIBUTED TO CERTIFICATEHOLDERS              70,430.86

     (C)  SPREAD ACCOUNT EXCESS  (payable to Spread Account Depositor)             0.00

     (D)  SPREAD ACCOUNT BALANCE                                                   0.00

     (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                     0.00

14.  (A)  WEIGHTED AVERAGE MATURITY                                             278.790

     (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                           10.560%

15.  (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                           24,088.95
     (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                     0.00
     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                       4,029.35

16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                        0.00

     (B)  SECTION  5.04 (c)                                                        0.00

     (C)  SECTION  5.04 (d)(ii)                                                2,502.13

     (D)  SECTION  5.04 (e)                                                        0.00

     (E)  SECTION  5.04 (f)                                                   25,180.23


17.  (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                        6.400%

     (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                        6.850%

     (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                        7.100%


18.  (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                   0.00

     (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                      0.00

19.  (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                        0.00

20.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                              0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                          0.00

21.  OTHER INFORMATION AS REQUESTED


I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



THE MONEY STORE COMMERCIAL MORTGAGE INC.





         By: /s/ Harry Puglisi
             ---------------------------
              HARRY  PUGLISI
                TREASURER